UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299 Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01               Other Events

On March 28, 2008, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, the underwriters of Alexandria Real Estate Equities, Inc.’s recent public offering of 8,800,000 shares of 7.00% Series D Cumulative Convertible Preferred Stock, exercised their over-allotment option to purchase an additional 1,200,000 shares of Alexandria Real Estate Equities, Inc.’s 7.00% Series D Cumulative Convertible Preferred Stock at a price of $25.00 per share. The closing of the over-allotment option is scheduled to occur on April 2, 2008.

The press release announcing the exercise of the over-allotment option is attached hereto as Exhibit 99.1 and is filed herewith.

Item 9.01               Financial Statements and Exhibits

 (d)          Exhibits

                99.1         Press Release, dated March 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: April 1, 2008	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer